NOTICE OF GUARANTEED DELIVERY
                                       FOR
                       TENDER OF SHARES OF COMMON STOCK OF
                           THE ASIA TIGERS FUND, INC.

     This form, or one substantially equivalent hereto, must be used to accept the Repurchase Offer (as defined below) if stockholders' certificates for shares of common stock, par value $0.001 per share (the "Shares") of The Asia Tigers Fund, Inc. (the "Fund"), are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, July 11, 2003 (the "Repurchase Request Deadline"). The Fund has established a record date of June 6, 2003, for identifying stockholders eligible to receive Repurchase Offer materials. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Repurchase Request Deadline. See Section 5, "Procedure for Tendering Shares," of the Offer to Purchase.


                                 THE DEPOSITARY:

                                    PFPC INC.

                             Facsimile Copy Number:
                                  781-575-4826


                              Confirm by Telephone:
                                  781-575-4816


                          For Account Information Call:
                    Georgeson Shareholder Communications Inc.
                             Toll Free: 877-847-1383


               By First Class Mail, By Overnight Courier, By Hand:

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
         BY FIRST CLASS MAIL:                 BY REGISTERED, CERTIFIED                       BY HAND:
                                                 OR EXPRESS MAIL OR
                                                 OVERNIGHT COURIER:

               PFPC Inc.                              PFPC Inc.                   Securities Transfer & Reporting
   c/o EquiServe Trust Company, N.A.      c/o EquiServe Trust Company, N.A.               Services, Inc.
        Attn: Corporate Actions                Attn: Corporate Actions           c/o EquiServe Trust Company, N.A.
            P.O. Box 43025                        150 Royall Street                     100 William Street
       Providence, RI 02940-3025                  Canton, MA 02021                      New York, NY 10038
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        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
       ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to The Asia Tigers Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Repurchase, dated June 20, 2003 and the related Letter of Transmittal (which together constitute the "Repurchase Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 5, "Procedure for Tendering Shares," of the Offer to Repurchase.

   -----------------------------------------------------------------------------

   Number of Shares Tendered:_________________________________

   Certificate Nos. (if available):

   _____________________________________________________________________________

   _____________________________________________________________________________
   If Shares will be tendered by book-entry transfer, check box:

   [ ] The Depository Trust Company

   Account Number:

   _____________________________________________________________________________
   Name(s) of Record Holder(s):

   _____________________________________________________________________________

   _____________________________________________________________________________
   Address:

   _____________________________________________________________________________

   _____________________________________________________________________________
   Area Code and Telephone Number:

   _____________________________________________________________________________

   _____________________________________________________________________________
   Taxpayer Identification (Social Security) Number:

   _____________________________________________________________________________
   The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan:

   _____________ Yes  _____________ No

                  (Note: If neither of these boxes is checked,
              any such uncertificated Shares will not be tendered.)

   Dated:________________________ , 2003        ________________________________

                                                ________________________________
                                                           Signature(s)

   -----------------------------------------------------------------------------

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                                                  GUARANTEE

     The undersigned, a member firm of a registered national securities  exchange,  a member of the  National
Association of Securities Dealers,  Inc., or a commercial bank or trust company having an office,  branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the
Shares  tendered  hereby,  in proper form for  transfer  (or tender  shares  pursuant to the  procedures  for book-entry  transfer)  into the  Depositary's  account at The Depositary  Trust Company,  together with (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees  and (ii) other  required  documents,  within three  business  days after the  Repurchase  Request
Deadline of the  Repurchase  Offer,  and (b) represents  that such tender of Shares  complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.


Name of Firm:_______________________________________    _____________________________________________________
                                                                        (AUTHORIZED SIGNATURE)

Address:____________________________________________    Name:________________________________________________
                                                                            (PLEASE PRINT)

        ____________________________________________    Title:_______________________________________________
         CITY                  STATE      ZIP CODE

Area Code and Tel. No. _____________________________    Dated:________________________________________ , 2003

                          DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE
                          CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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